THE RAINBOW FUND, INC.


    Supplement dated September 26, 2003 to Prospectus dated February 28, 2003



      This is a Supplement  to the  Prospectus  dated  February 28, 2003 for The
Rainbow Fund, Inc. (the "Fund"). You should retain this Supplement and the Prospectus for future reference.

      At a meeting on July 17, 2003, the board of directors of the Fund (the "Board") unanimously approved a Plan of Liquidation and Termination for the Fund ("Liquidation Plan") providing for the liquidation of the Fund as being in the best interests of the Fund and its shareholders. The Board made its determination based on the negative performance of the Fund, increased operating expenses and the fact that the Fund's assets had fallen below a level sufficient for it to operate in a cost effective manner. Based on the foregoing, and other factors it deemed relevant, the Board unanimously approved the liquidation subject to shareholder approval.

      At a special meeting of the shareholders, held on September 25, 2003, the shareholders approved the Liquidation Plan and dissolution in accordance with the Fund's Articles of Incorporation, the Investment Company Act of 1940, as amended and all relevant provisions of the Maryland General Corporation laws.

      The Fund ceased offering its shares effective at the close of business on September 25, 2003. The Fund will no longer accept purchase orders. Shareholders may continue to redeem their shares during the liquidation process. The Fund's investments will be liquidated in an orderly fashion. The Board also terminated the Fund's contracts with service providers effective on September 25, 2003.

      The Fund expects the liquidation to be finalized by October 31, 2003. Shareholders remaining in the Fund on the liquidation date will receive the net asset value per share for all shares they own on the final liquidation date. This may be a taxable event for shareholders.

      If you have any questions, please call 1-646-279-7206.



                                                              September 26, 2003